Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2019							2020							% Change		FX Impact(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766							96%	96%	—	—
Europe	1,480	1,491	2,971	1,445	4,416	1,850	6,266	2,567							73%	73%	(3)%	(3)%
Rest of the World	874	988	1,862	976	2,838	1,175	4,013	1,335							53%	53%	(5)%	(5)%
Other	117	127	244	114	358	166	524	113							(3)%	(3)%	N/A	N/A
Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781							82%	82%	(1)%	(1)%

% of Revenues	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	58.2%	58.4%	58.3%	57.8%	58.2%	59.8%	58.7%	62.8%
Europe	25.0%	23.8%	24.4%	24.1%	24.3%	23.3%	24.0%	23.8%
Rest of the World	14.8%	15.8%	15.3%	16.2%	15.6%	14.8%	15.3%	12.4%
Other	2.0%	2.0%	2.0%	1.9%	1.9%	2.1%	2.0%	1.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

(b)	Includes Celgene product revenues for the three months ended March 31, 2020.

(c)	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$5,713	$6,031	$11,744	$5,768	$17,512	$7,662	$25,174	$10,541							85%	85%
Alliance and other revenues	207	242	449	239	688	283	971	240							16%	16%
Total Revenues	5,920	6,273	12,193	6,007	18,200	7,945	26,145	10,781							82%	82%

Cost of products sold(a)	1,824	1,972	3,796	1,790	5,586	2,492	8,078	3,662							**	**
Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606							60%	60%
Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372							76%	76%
Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282							**	**
Other expense/(income), net	(261)	100	(161)	410	249	689	938	1,163							**	**
Total Expenses	3,941	4,497	8,438	4,658	13,096	8,074	21,170	11,085							**	**

(Loss)/Earnings Before Income Taxes	1,979	1,776	3,755	1,349	5,104	(129)	4,975	(304)							**	**
Provision for Income Taxes	264	337	601	(17)	584	931	1,515	462							75%	75%
Net (Loss)/Earnings	1,715	1,439	3,154	1,366	4,520	(1,060)	3,460	(766)							**	**
Noncontrolling Interest	5	7	12	13	25	(4)	21	9							80%	80%
Net (Loss)/Earnings Attributable to BMS	$1,710	$1,432	$3,142	$1,353	$4,495	$(1,056)	$3,439	$(775)							**	**

Diluted (Loss)/Earnings per Common Share*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)							**	**
Weighted-Average Common Shares Outstanding - Diluted	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258							—	—
Dividends declared per common share	$0.41	$0.41	$0.82	$0.41	$1.23	$0.45	$1.68	$0.45							10%	10%

	2019							2020
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	69.2%	68.6%	68.9%	70.2%	69.3%	68.6%	69.1%	66.0%

Other Ratios
Effective tax rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%

Other expense/(income), net	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$45	$123	$168	$209	$377	$279	$656	$362							**	**
Pension and postretirement	44	26	70	1,537	1,607	(8)	1,599	(4)							**	**
Royalties and licensing income	(308)	(303)	(611)	(356)	(967)	(393)	(1,360)	(410)							33%	33%
Divestiture (gains)/losses	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)							N/A	N/A
Acquisition expenses	165	303	468	7	475	182	657	—							(100)%	(100)%
Contingent consideration	—	—	—	—	—	523	523	556							N/A	N/A
Investment income	(56)	(119)	(175)	(173)	(348)	(116)	(464)	(61)							9%	9%
Integration expenses	22	106	128	96	224	191	415	174							**	**
Provision for restructuring	12	10	22	10	32	269	301	160							**	**
Equity investment losses/(gains)	(175)	(71)	(246)	261	15	(294)	(279)	339							**	**
Litigation and other settlements	1	—	1	(1)	—	77	77	32							**	**
Transition and other service fees	(2)	(2)	(4)	(7)	(11)	(26)	(37)	(61)							**	**
Intangible asset impairment	—	15	15	—	15	—	15	—							N/A	N/A
Reversion excise tax	—	—	—	—	—	—	—	76							N/A	N/A
Other	(9)	4	(5)	6	1	2	3	16							**	**
Other expense/(income), net	$(261)	$100	$(161)	$410	$249	$689	$938	$1,163							**	**

*	Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.

**	In excess of +/- 100%.

(a)	Excludes amortization of acquired intangible assets.

(b)	Includes amortization of purchase price adjustments to Celgene debt.

(c)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

(d)	Includes Celgene results of operations for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED MARCH 31, 2020
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2020(b)	2019	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2020 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$10,781	$5,920	$4,861	82%	$(82)	$10,863	(1)%	83%
Gross profit	7,119	4,096	3,023	74%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	8,557	4,108	4,449	108%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	79.4%	69.4%

Marketing, selling and administrative	1,606	1,006	600	60%	12	1,618	1%	61%
Marketing, selling and administrative excluding specified items(a)	1,585	1,005	580	58%	12	1,597	1%	59%

Marketing, selling and administrative excluding specified items as a % of revenues	14.7%	17.0%

Research and development	2,372	1,348	1,024	76%	4	2,376	—	76%
Research and development excluding specified items(a)	2,256	1,297	959	74%	4	2,260	—	74%

Research and development excluding specified items as a % of revenues	20.9%	21.9%

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

(a)	Refer to the Specified Items schedule for further details.

(b)	Includes Celgene results of operations for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$1,299	$1,299	$2,915							$2,915	$2,915	N/A	N/A
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641							716	716	37%	37%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766							(35)	(35)	(2)%	(2)%
Orencia	640	778	1,418	767	2,185	792	2,977	714							74	74	12%	12%
Pomalyst/Imnovid	—	—	—	—	—	322	322	713							713	713	N/A	N/A
Sprycel	459	544	1,003	558	1,561	549	2,110	521							62	62	14%	14%
Yervoy	384	367	751	353	1,104	385	1,489	396							12	12	3%	3%
Abraxane	—	—	—	—	—	166	166	300							300	300	N/A	N/A
Empliciti	83	91	174	89	263	94	357	97							14	14	17%	17%
Reblozyl	—	—	—	—	—	—	—	8							8	8	N/A	N/A
Inrebic	—	—	—	—	—	5	5	12							12	12	N/A	N/A

Established Brands
Baraclude	141	147	288	145	433	122	555	122							(19)	(19)	(13)%	(13)%
Vidaza	—	—	—	—	—	58	58	158							158	158	N/A	N/A
Other Brands(a)	487	481	968	350	1,318	356	1,674	418							(69)	(69)	(14)%	(14)%

Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781							$4,861	$4,861	82%	82%

(a)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Other Brands includes $122 million relating to Celgene products in the three months ended March 31, 2020.

(b)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

(c)	Includes Celgene product revenues for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change(f)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(e)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$2,562	$2,718	$5,280	$2,758	$8,038	$2,785	$10,823	$2,915							$353	$353	14%	14%
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641							716	716	37%	37%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766							(35)	(35)	(2)%	(2)%
Orencia	640	778	1,418	767	2,185	792	2,977	714							74	74	12%	12%
Pomalyst/Imnovid(a)	554	617	1,171	662	1,833	692	2,525	713							159	159	29%	29%
Sprycel	459	544	1,003	558	1,561	549	2,110	521							62	62	14%	14%
Yervoy	384	367	751	353	1,104	385	1,489	396							12	12	3%	3%
Abraxane(a)	285	314	599	317	916	336	1,252	300							15	15	5%	5%
Empliciti	83	91	174	89	263	94	357	97							14	14	17%	17%
Reblozyl(b)	—	—	—	—	—	—	—	8							8	8	N/A	N/A
Inrebic(b)	—	—	—	2	2	9	11	12							12	12	N/A	N/A

Established Brands
Baraclude	141	147	288	145	433	122	555	122							(19)	(19)	(13)%	(13)%
Vidaza(a)	148	162	310	146	456	149	605	158							10	10	7%	7%
Other Brands(c)	552	557	1,109	420	1,529	393	1,922	418							(134)	(134)	(24)%	(24)%

Total(d)	$9,534	$10,160	$19,694	$9,962	$29,656	$10,103	$39,759	$10,781							$1,247	$1,247	13%	13%

(a)
Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.

(b)	Product was acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.

(c)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.

(d)	All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.

(e)	Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,486
Pomalyst/Imnovid	370
Abraxane	170
Inrebic	4
Vidaza	91
Other Brands	37
Total	$2,158

(f)
Changes in buying patterns resulting from the COVID-19 pandemic contributed approximately $500 million of revenues in the three months ended March 31, 2020. Excluding the impact of the COVID-19 pandemic, total revenues increased 8% in the three months ended March 31, 2020 as compared to the prior year period. Eliquis revenues benefitted by approximately $350 million due to COVID-19 related buying patterns in the three months ended March 31, 2020. Excluding the impact of the COVID-19 pandemic, Eliquis revenues increased 19% in the three months ended March 31, 2020 as compared to the prior year period.

	1st Qtr		$ Change	% Change		1st Qtr		$ Change	% Change
	2019	2020				2019	2020
Total revenues	$9,534	$10,781	$1,247	13%	Eliquis revenues	$1,925	$2,641	$716	37%
Less: COVID-19 impact	—	(500)	(500)		Less: COVID-19 impact	—	(350)	(350)
Total revenues excluding COVID-19 impact	$9,534	$10,281	$747	8%	Eliquis revenues excluding COVID-19 impact	$1,925	$2,291	$366	19%

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$899	$899	$1,966							N/A	N/A
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777							47%	47%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008							(10)%	(10)%
Orencia	449	566	1,015	554	1,569	577	2,146	500							11%	11%
Pomalyst/Imnovid	—	—	—	—	—	226	226	489							N/A	N/A
Sprycel	240	307	547	325	872	319	1,191	300							25%	25%
Yervoy	275	253	528	222	750	254	1,004	257							(7)%	(7)%
Abraxane	—	—	—	—	—	122	122	205							N/A	N/A
Empliciti	58	63	121	62	183	63	246	59							2%	2%
Reblozyl	—	—	—	—	—	—	—	8							N/A	N/A
Inrebic	—	—	—	—	—	5	5	12							N/A	N/A

Established Brands
Baraclude	7	7	14	2	16	4	20	3							(57)%	(57)%
Vidaza	—	—	—	—	—	1	1	2							N/A	N/A
Other Brands(a)	90	90	180	95	275	108	383	180							100%	100%

Total(b)	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766							96%	96%

(a)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $103 million relating to Celgene products in the three months ended March 31, 2020.

(b)	Includes United States and Puerto Rico.

(c)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

(d)	Includes Celgene product revenues for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
U.S. PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$1,686	$1,810	$3,496	$1,902	$5,398	$1,914	$7,312	$1,966							17%	17%
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777							47%	47%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008							(10)%	(10)%
Orencia	449	566	1,015	554	1,569	577	2,146	500							11%	11%
Pomalyst/Imnovid(a)	390	447	837	469	1,306	489	1,795	489							25%	25%
Sprycel	240	307	547	325	872	319	1,191	300							25%	25%
Yervoy	275	253	528	222	750	254	1,004	257							(7)%	(7)%
Abraxane(a)	196	207	403	206	609	237	846	205							5%	5%
Empliciti	58	63	121	62	183	63	246	59							2%	2%
Reblozyl(a)	—	—	—	—	—	—	—	8							N/A	N/A
Inrebic(a)	—	—	—	2	2	9	11	12							N/A	N/A

Established Brands
Baraclude	7	7	14	2	16	4	20	3							(57)%	(57)%
Vidaza(a)	3	3	6	2	8	2	10	2							(33)%	(33)%
Other Brands(b)	135	145	280	147	427	136	563	180							33%	33%

Total(c)	$5,769	$6,189	$11,958	$6,105	$18,063	$6,180	$24,243	$6,766							17%	17%

(a)	Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.

(b)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.

(c)	Includes United States and Puerto Rico. All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.

(d)	Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,015
Pomalyst/Imnovid	263
Abraxane	115
Inrebic	4
Vidaza	1
Other Brands	28
Total	$1,426

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(d)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$400	$400	$949							N/A	N/A
Eliquis	719	773	1,492	804	2,296	878	3,174	864							20%	20%
Opdivo	677	711	1,388	729	2,117	743	2,860	758							12%	12%
Orencia	191	212	403	213	616	215	831	214							12%	12%
Pomalyst/Imnovid	—	—	—	—	—	96	96	224							N/A	N/A
Sprycel	219	237	456	233	689	230	919	221							1%	1%
Yervoy	109	114	223	131	354	131	485	139							28%	28%
Abraxane	—	—	—	—	—	44	44	95							N/A	N/A
Empliciti	25	28	53	27	80	31	111	38							52%	52%

Established Brands
Baraclude	134	140	274	143	417	118	535	119							(11)%	(11)%
Vidaza	—	—	—	—	—	57	57	156							N/A	N/A
Other Brands(a)	397	391	788	255	1,043	248	1,291	238							(40)%	(40)%

Total	$2,471	$2,606	$5,077	$2,535	$7,612	$3,191	$10,803	$4,015							62%	62%

(a)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $19 million relating to Celgene products in the three months ended March 31, 2020.

(b)	Includes Celgene product revenues from November 20, 2019 through December 31, 2019.

(c)	The foreign exchange impact on international revenues was unfavorable 3% for both the first quarter and year-to-date. The foreign exchange impact on Prioritized Brands is included below.

(d)	Includes Celgene product revenues for the three months ended March 31, 2020.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Eliquis	20%	(3)%	23%	20%	(3)%	23%
Opdivo	12%	(5)%	17%	12%	(5)%	17%
Orencia	12%	(4)%	16%	12%	(4)%	16%
Sprycel	1%	(3)%	4%	1%	(3)%	4%
Yervoy	28%	(4)%	32%	28%	(4)%	32%
Empliciti	52%	(1)%	53%	52%	(1)%	53%

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$876	$908	$1,784	$856	$2,640	$871	$3,511	$949							8%	8%
Eliquis	719	773	1,492	804	2,296	878	3,174	864							20%	20%
Opdivo	677	711	1,388	729	2,117	743	2,860	758							12%	12%
Orencia	191	212	403	213	616	215	831	214							12%	12%
Pomalyst/Imnovid(a)	164	170	334	193	527	203	730	224							37%	37%
Sprycel	219	237	456	233	689	230	919	221							1%	1%
Yervoy	109	114	223	131	354	131	485	139							28%	28%
Abraxane(a)	89	107	196	111	307	99	406	95							7%	7%
Empliciti	25	28	53	27	80	31	111	38							52%	52%

Established Brands
Baraclude	134	140	274	143	417	118	535	119							(11)%	(11)%
Vidaza(a)	145	159	304	144	448	147	595	156							8%	8%
Other Brands(b)	417	412	829	273	1,102	257	1,359	238							(43)%	(43)%

Total(c)	$3,765	$3,971	$7,736	$3,857	$11,593	$3,923	$15,516	$4,015							7%	7%

(a)
Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.

(b)
Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.

(c)	All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.

(d)	Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$471
Pomalyst/Imnovid	107
Abraxane	55
Vidaza	90
Other Brands	9
Total	$732

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$—	$—	$—	$—	$—	$660	$660	$1,420
Employee compensation charges	—	—	—	—	—	1	1	2
Site exit and other costs	12	139	151	22	173	24	197	16
Cost of products sold	12	139	151	22	173	685	858	1,438

Employee compensation charges	—	—	—	—	—	27	27	15
Site exit and other costs	1	—	1	—	1	8	9	6
Marketing, selling and administrative	1	—	1	—	1	35	36	21

License and asset acquisition charges	—	25	25	—	25	—	25	25
IPRD impairments	32	—	32	—	32	—	32	—
Inventory purchase price accounting adjustments	—	—	—	—	—	—	—	17
Employee compensation charges	—	—	—	—	—	33	33	18
Site exit and other costs	19	19	38	20	58	109	167	56
Research and development	51	44	95	20	115	142	257	116

Amortization of acquired intangible assets	—	—	—	—	—	1,062	1,062	2,282

Interest expense(a)	—	83	83	166	249	73	322	(41)
Pension and postretirement	49	44	93	1,545	1,638	(3)	1,635	—
Royalties and licensing income	—	—	—	(9)	(9)	(15)	(24)	(83)
Divestiture (gains)/losses	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)
Acquisition expenses	165	303	468	7	475	182	657	—
Contingent consideration	—	—	—	—	—	523	523	556
Investment income	—	(54)	(54)	(99)	(153)	(44)	(197)	—
Integration expenses	22	106	128	96	224	191	415	174
Provision for restructuring	12	10	22	10	32	269	301	160
Equity investment losses/(gains)	(175)	(71)	(246)	261	15	(294)	(279)	339
Litigation and other settlements	—	—	—	—	—	75	75	—
Reversion excise tax	—	—	—	—	—	—	—	76
Other	—	—	—	—	—	2	2	—
Other expense/(income), net	73	429	502	798	1,300	962	2,262	1,165

Increase to pretax income	137	612	749	840	1,589	2,886	4,475	5,022

Income taxes on items above	(43)	(105)	(148)	(275)	(423)	(264)	(687)	(291)
Income taxes attributed to Otezla® divestiture	—	—	—	—	—	808	808	—
Income taxes	(43)	(105)	(148)	(275)	(423)	544	121	(291)

Increase to net earnings	$94	$507	$601	$565	$1,166	$3,430	$4,596	$4,731

(a)	Includes amortization of purchase price adjustments to Celgene debt.

(b)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

(c)	Includes Celgene results of operations for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$4,096	$4,301	$8,397	$4,217	$12,614	$5,453	$18,067	$7,119
Specified items(a)	12	139	151	22	173	685	858	1,438
Gross profit excluding specified items	4,108	4,440	8,548	4,239	12,787	6,138	18,925	8,557

Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606
Specified items(a)	(1)	—	(1)	—	(1)	(35)	(36)	(21)
Marketing, selling and administrative excluding specified items	1,005	1,076	2,081	1,055	3,136	1,699	4,835	1,585

Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372
Specified items(a)	(51)	(44)	(95)	(20)	(115)	(142)	(257)	(116)
Research and development excluding specified items	1,297	1,281	2,578	1,358	3,936	1,955	5,891	2,256

Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282
Specified items(a)	—	—	—	—	—	(1,062)	(1,062)	(2,282)
Amortization of acquired intangible assets excluding specified items	24	24	48	25	73	—	73	—

Other expense/(income), net	(261)	100	(161)	410	249	689	938	1,163
Specified items(a)	(73)	(429)	(502)	(798)	(1,300)	(962)	(2,262)	(1,165)
Other expense/(income), net excluding specified items	(334)	(329)	(663)	(388)	(1,051)	(273)	(1,324)	(2)

(a)	Refer to the Specified Items schedule for further details.

(b)	Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

(c)	Includes Celgene results of operations for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
(Loss)/earnings before income taxes	$1,979	$1,776	$3,755	$1,349	$5,104	$(129)	$4,975	$(304)
Specified items(a)	137	612	749	840	1,589	2,886	4,475	5,022
Earnings before income taxes excluding specified items	2,116	2,388	4,504	2,189	6,693	2,757	9,450	4,718

Provision for income taxes	264	337	601	(17)	584	931	1,515	462
Income taxes on specified items(a)	43	105	148	275	423	264	687	291
Income taxes attributed to Otezla® divestiture(a)	—	—	—	—	—	(808)	(808)	—
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture	307	442	749	258	1,007	387	1,394	753

Noncontrolling Interest	5	7	12	13	25	(4)	21	9
Specified items(a)	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	5	7	12	13	25	(4)	21	9

Net (loss)/earnings attributable to BMS used for Diluted EPS Calculation - GAAP	1,710	1,432	3,142	1,353	4,495	(1,056)	3,439	(775)
Specified items(a)	94	507	601	565	1,166	3,430	4,596	4,731
Net earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,804	1,939	3,743	1,918	5,661	2,374	8,035	3,956

Weighted-average Common Shares Outstanding - Diluted-GAAP	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	1,637	1,637	1,637	1,634	1,636	1,941	1,712	2,298

Diluted (Loss)/Earnings Per Share - GAAP*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)
Diluted Earnings Per Share attributable to specified items(a)	0.06	0.31	0.37	0.34	0.71	1.77	2.68	2.06
Diluted Earnings Per Share - Non-GAAP*	$1.10	$1.18	$2.29	$1.17	$3.46	$1.22	$4.69	$1.72

Effective Tax Rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%
Specified items(a)	1.2%	(0.5)%	0.6%	13.1%	3.6%	735.7%	(15.7)%	168.0%
Effective Tax Rate excluding specified items	14.5%	18.5%	16.6%	11.8%	15.0%	14.0%	14.8%	16.0%

*	Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

(b)	Includes Celgene results from operations from November 20, 2019 through December 31, 2019.

(c)	Includes Celgene results of operations for the three months ended March 31, 2020.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019(a)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Cash and cash equivalents	$7,335	$28,404	$30,489	$12,346	$15,817
Marketable debt securities - current	1,429	953	2,053	3,047	2,505
Marketable debt securities - non-current	1,233	994	925	767	651
Cash, cash equivalents and marketable debt securities	9,997	30,351	33,467	16,160	18,973

Short-term debt obligations	(381)	(545)	(569)	(3,346)	(3,862)
Long-term debt	(5,635)	(24,433)	(24,390)	(43,387)	(42,844)
Net (debt)/cash position	$3,981	$5,373	$8,508	$(30,573)	$(27,733)

(a)	Includes Celgene balances as of December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
2020 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2020
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$0.37 to $0.57

Projected Specified Items:
Purchase price accounting adjustments(a)	5.18	0.45	4.73
Acquisition, restructuring and integration expenses(b)	0.53	0.11	0.42
Equity investment losses and contingent consideration	0.39	0.01	0.38
Research and development license and asset acquisition charges	0.08	0.01	0.07
Employee compensation charges(c)	0.04	0.01	0.03
Divestiture gains and licensing income	(0.04)	(0.01)	(0.03)
Other	0.03	—	0.03
Total	6.21	0.58	5.63

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$6.00 to $6.20

(a)	Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.

(b)	Includes acquisition-related financing, transaction, restructuring and integration expenses recognized in Cost of products sold, Research and development and Other expense/(income), net.

(c)	Includes items recognized in Cost of products sold, Marketing, selling and administrative and Research and development.

The following table summarizes the company's 2020 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	$40.0 billion - $42.0 billion	$40.0 billion - $42.0 billion

Gross margin as a percent of revenue	Approximately 74%	Approximately 80%

Marketing, selling and administrative expense	$6.5 billion - $6.7 billion	$6.5 billion - $6.7 billion

Research and development expense	$9.5 billion - $9.7 billion	$9.2 billion - $9.4 billion

Other expense/(income), net	$1.7 billion - $1.9 billion	$0.1 billion - ($0.1 billion)

Effective tax rate	Approximately 61%	Approximately 17%

Weighted average diluted shares	Approximately 2.3 billion	Approximately 2.3 billion

The GAAP financial results for the full year of 2020 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, research and development license and asset acquisition charges, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related compensation charges related to the Celgene transaction, pension charges and equity investment and contingent value rights fair value adjustments, among other items. The financial guidance for 2020 excludes the impact of any potential future strategic acquisitions and divestitures and other specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Strong First Quarter Financial Results on May 7, 2020, including “2020 Financial Guidance” and “Use of non-GAAP Financial Information” therein.